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                                                                    Exhibit 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                        OF SPINNAKER EXPLORATION COMPANY
                         PURSUANT TO 18 U.S.C. (S)1350

     In connection with the accompanying Quarterly Report of Spinnaker Exploration Company (the "Company") on Form 10-Q for the period ended June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roger L. Jarvis, Chief Executive Officer of the Company, hereby certify, to my knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      /s/ ROGER L. JARVIS
--------------------------------------------
Name:    Roger L. Jarvis
Title:   Chief Executive Officer
Date:    August 13, 2002